Fiscal 2013 3rd Quarter Presentation May 22, 2013 Exhibit 99.2

2 Participants Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

3 Forward-Looking Statements and Non-GAAP Information Fiscal 2013 third quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Additionally, forward–looking statements may include statements of expectations regarding our recent acquisition of the businesses of the telecommunications infrastructure services subsidiaries of Quanta Services, Inc. (the “acquired subsidiaries”), including expected benefits and synergies of the transaction, future financial and operating results and future opportunities for the combined businesses, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the recently completed acquisition. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 28, 2012 and Quarterly Report on Form 10-Q for the quarter ended January 26, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 16 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

4 Q3-2013 Overview  Contract revenue of $437.4 million as compared to $296.1 million in the prior year quarter  After excluding revenues from acquired subsidiaries of $122.9 million, contract revenues grew 6.2% organically  Adjusted EBITDA of $44.0 million, or 10.1% of revenue, grew 47.3% year over year  Net income of $0.21 per share diluted compared to $0.28 per share diluted in the prior year quarter  Net income for Q3-13 included $1.5 million of pre-tax gains on asset sales as compared to $7.4 million during Q3-12  Pre-tax integration expenses of $1.4 million  Amortization expense increased $5.4 million See “Regulation G Disclosure” slides 13-16 for a reconciliation of GAAP to Non-GAAP financial measures.

5 Revenue Summary  Top 5 customers represented 59.1% of revenue in Q3-13 compared to 59.0% in Q3-12  AT&T, Dycom’s largest customer, grew organically 86.8% year over year  CenturyLink, Dycom’s second largest customer, at 14.3% of revenue  Comcast, Dycom’s third largest customer, grew organically 9.4% year over year  Organic revenue growth of 6.2%, excluding revenue from acquired subsidiaries of $122.9 million in Q3-13  Revenue combined from Top 5 customers up 16.2% organically  Revenue combined from other customers declined 8.2% organically Note: See “Regulation G Disclosure” slides 13-16 for reconciliation of GAAP to Non-GAAP financial measures. 5.4% 15.2% 19.2% 17.3% 9.0% 2.4% 3.5% 6.2% (10)% 0% 10% 20% 30% Q 4-1 1 Q 1- 12 Q 2-1 2 Q 3-1 2 Q 4-1 2 Q 1-1 3 Q 2- 13 Q 3-1 3 Organic Growth - Non-GAAP 0% 5% 10% 15% AT&T CenturyLink Comcast Verizon Windstream Revenue % by Customer - Top 5 in Q3-13 Q3-13 Q3-12

6 Backlog and Awards Current Awards and Extensions Customers Description Area Approximate Term (in years) AT&T Construction and Maintenance Services Georgia, Tennessee, Kentucky 3 Time Warner Cable Construction and Maintenance Services Maine, New Hampshire, Massachusetts, New York, North Carolina 1 Verizon Central Office Equipment Engineering and Installation Mid-Atlantic 1 Comcast Network Betterment Mid-Atlantic 2 Various Rural Broadband Washington, Montana, Wisconsin, Nebraska, Missouri, Kentucky, Tennessee 1 8,320 8,285 8,288 8,207 8,111 8,001 7,978 2,157 10,135 0 3,000 6,000 9,000 12,000 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Number of Employees Acquired subsidiaries employees 10,349 $1,412 $1,442 $1,819 $1,744 $1,565 $1,376 $1,557 $2,003 462 $2,019 $754 $791 $967 $961 $909 $822 $1,242 $1,208 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Backlog ($ in millions) Acquired Subsidiaries Backlog 12 Month Backlog

7 $296.1 $314.5 $100 $150 $200 $250 $300 $350 $400 $450 Q3-12 Q3-13 Contract Revenues ($ in millions) $437.4 Acquired Subsidiaries $122.9 86.5% 10.9% 2.6% 88.0% 7.3% 4.7% 0% 20% 40% 60% 80% 100% Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Construction Maintenance Q3-12 86.5% 10.9% 2.6% Q3-13 88.0% 7.3% 4.7% Customer Revenue Mix $ 1 8 5 $6 ($ in millions) Summary Results ($ in millions, except per share data) Q3-12 Q3-13 Net Income $ 9.6 $7.2 Fully Diluted EPS $0.28 $0.21 Organic revenue growth after adjusting for revenue from subsidiaries acquired in Q2-13 Adjusted EBITDA at 10.1% of revenues in Q3-13 and Q3-12 EPS of $0.21 per common share diluted in Q3-13 Revenue from Telecommunications customers 88.0% of total Note: The organic revenue growth percentage of 6.2% excludes revenue from acquired subsidiaries of $122.9 million in Q3-13. See “Regulation G Disclosure” slides 13-16 for a reconciliation of GAAP to Non-GAAP financial measures. Organic Growth 6.2% 256$ 32$ 8$ 385$ 32$ 20$ 32$ 8$ 32$ 20$ Q3-12 Q3-13 Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Construction Maintenance $29.9 $44.0 $- $10 $20 $30 $40 $50 Q3-12 Q3-13 Adjusted EBITDA - Non-GAAP ($ in millions) Adjusted EBITDA - Non -GAAP as a % of revenues: 10.1% 10.1%

8 Selected Information ($ in millions)(a)(b) Q3-13 Q3-12 Change Contract Revenues $ 437.4 $ 296.1 $ 141.3 Cost of Earned Revenues $ 357.7 81.8% $ 241.4 81.5% $ 116.3 General & Administrative $ 38.2 8.7% $ 27.0 9.1% $ 11.2 Depreciation & Amortization $ 24.5 $ 15.6 $ 9.0 Interest Expense, net $ 6.6 $ 4.2 $ 2.5 Other Income, net $ 1.5 $ 7.6 $ (6.1) Net Income $ 7.2 $ 9.6 $ (2.4) Adjusted EBITDA – Non-GAAP $ 44.0 10.1% $ 29.9 10.1% $ 14.1 Organic Revenue growth of 6.2%, excluding revenues from acquired subsidiaries  Growth within existing contracts  Increase in revenues derived from wireless service providers Adjusted EBITDA of $44.0 million, or 10.1%, grew 47.3% from Q3-12  Growth in organic operations  Contribution of acquired businesses Depreciation and amortization higher from results of acquired subsidiaries Other income, net decreased to $1.5 million from reduced asset sales Note: See “Regulation G Disclosure” slides 13-16 for a reconciliation of GAAP to Non-GAAP financial measures. (a) Amounts may not foot due to rounding. (b) Percentages disclosed under the financial amounts for Q3-13 and Q3-12 represent the percentage of contract revenues for the applicable period.

9 $(8.2) $19.4 $51.4 $(2.4) $(3.3) $27.7 $63.5 $0.1 $26.6 $14.4 $20.1 $7.8 $10.6 $10.5 $15.7 $15.1 -$15 -$5 $5 $15 $25 $35 $45 $55 $65 $75 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Cash Flows from Operating Activities and Cap-ex, net of disposals ($ in millions) Cash Flows from Operating Activities Cap-ex, net of disposals January 26, 2013 April 27, 2013 22.6$ 18.2$ $275 million revolver 20.0$ 36.0$ Term Loan 125.0$ 123.4$ 277.5$ 277.5$ Total Debt (*) 422.5$ 436.9$ 44.1 46.7$ 210.9$ 192.3$ 7.125% Senior Subordinated Notes, due January 2021 (*) Letters of Credit outstanding Availability on Senior Credit Agreement Senior Credit Agreement, matures December 2017 Cash and equivalents Debt: (*) Excludes $3.7 million debt premium at Q3-13 to be amortized ($ in millions) Cash Flow and Liquidity Balance Sheet Strength  Ample liquidity from cash on hand of $18.2 million and $192.3 million of availability on Senior Credit Agreement Investing and Financing Transactions  Acquisition payment of $4.2 million  Net borrowings of $14.4 million directed towards growth in operations Cash Flows Dedicated To Fund Growth  Operating cash flows used to fund significant sequential growth

10 Summary  Firm end market opportunities  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services  Cable operators continuing to deploy fiber to small and medium businesses  Wireless carriers upgrading from 3G to 4G technologies  Telephone companies deploying FTTX to enable video offerings  Increased market share as our customers consolidate vendor relationships and reward scale

11 Looking Ahead Outlook Contract Revenues Continued total and organic revenue growth as services to wireless carriers remain robust, cable construction strengthens and customers maintain growing expenditures Gross Margin % Improving margin trends as legacy margins remain solid and integration activities continue G&A Expense % G&A expense steady as a % of revenue and includes near-term integration expenses Depreciation & Amortization Depreciation & amortization which approach $25 million in Q4-13 but step down in Q1-14 when amortization of intangibles declines from $7.1 million in Q4-13 to $5.2 million in Q1-14 Interest Expense Interest expense of $6.7 million quarterly reflecting near term cash expenditures to support current operations Other Income Other income from asset sales of approximately $0.8 - $1.3 million per quarter Diluted Shares Approximately 34 million diluted shares in Q4-13 with shares gradually increasing in subsequent quarters reflecting the future vesting and value of employee equity awards Liquidity Ample cash on hand and revolver availability. Revolver borrowings of $36.0 million at end of Q3-13 expected to increase slightly through the fall of this calendar year due to seasonal factors

12 Looking Ahead Q4-2013 Outlook (all amounts are estimates - actual amounts may differ) ($ in millions) Q4-2012 Q4-2013 Y-O-Y Comments Contract Revenues- (Non-GAAP for Q4-12) $315.8 (excluding $2.3 million of storm revenues) $455.0 - $475.0 (including $120.0 - $130.0 from acquired subsidiaries) Mid to high single digit organic growth after excluding $2.3 million of storm revenues from Q4-12 Gross Margin % (as a percent of revenue) 20.7% % in-line with Q4-12 Improving margins for legacy operations and sequential improvement for acquired subsidiaries G&A Expense % (as a percent of revenue) 8.6% % in-line with Q4-12 G&A expense in Q4-13 includes ongoing integration expenses for acquired subsidiaries Stock based compensation (included in G&A) $ 2.1 $ 2.6 Reflects impact of employee equity awards and is included in G&A expense Depreciation & Amortization (“D&A”) $15.6 $24.7 - $25.2 (b) Amortization of approximately $7.1 million; D&A increase primarily from newly acquired fixed assets and intangibles Interest Expense $4.2 $6.7 Increase in interest expense related to acquisition borrowings and reflects near term cash expenditures to support current operations Other Income $2.9 $0.8 - $1.3 Decline as fewer assets expected to be sold in Q4-13 Adjusted EBITDA %(a) 12.7% EBITDA % approaching the Q4-12 result Total EBITDA increases from growth in organic operations and contributions from acquired businesses EPS – Diluted $ 0.39 $0.40 - $0.47 EPS increase reflecting growth in total EBITDA offset in part by incremental depreciation, amortization, and interest combined with lower other income (a) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, write-off of deferred financing costs, and acquisition-related costs. (b) Depreciation and amortization expense could fluctuate based on timing of cap-ex and completion of final purchase accounting allocations for the acquired subsidiaries.

13 Appendix: Regulation G Disclosure The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three months and nine months ended April 27, 2013 and April 28, 2012, and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, write-off of deferred financing costs, and acquisition-related costs. The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Reconciliation of GAAP to Non-GAAP Measures ($ in 000's, except per share amounts) Three Months Three Months Nine Months Nine Months Ended Ended Ended Ended April 27, April 28, April 27, April 28, 2013 2012 2013 2012 Reconciliation of Net income to Adjusted EBITDA (Non-GAAP): Net income $ 7,199 $ 9,645 $ 20,522 $ 26,096 Interest expense, net 6,637 4,178 16,582 12,528 Provision for income taxes 4,608 6,004 13,631 16,956 Depreciation and amortization expense 24,531 15,561 60,660 47,047 Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA") 42,975 35,388 111,395 102,627 Gain on sale of fixed assets (1,459) (7,439) (3,867) (12,578) Stock-based compensation expense 2,513 1,933 7,275 4,901 Acquisition related costs - - 6,539 - Write-off of deferred financing costs - - 321 - Adjusted EBITDA (Non-GAAP) $ 44,029 $ 29,882 $ 121,663 $ 94,950 (Dollars in thousands)

14 Appendix: Regulation G Disclosure The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below: (a) Acquisition related costs. (b) Write-off of deferred financing costs. (c) Provision for income taxes includes the tax effect of the other reconciling items identified herein. ($ in 000's, except per share amounts) GAAP Reconciling Items Non-GAAP GAAP Reconciling Items Non-GAAP Contract revenues 1,129,980$ -$ 1,129,980$ 883,085$ -$ 883,085$ Cost of earned revenues, excluding depreciation and amortization 916,247 - 916,247 716,812 - 716,812 General and administrative expenses 105,857 (6,539) (a) 99,318 76,589 - 76,589 Depreciation and amortization 60,660 - 60,660 47,047 - 47,047 Interest expense, net (16,582) - (16,582) (12,528) - (12,528) Other income, net 3,519 321 (b) 3,840 12,943 - 12,943 Income before income taxes 34,153 6,860 41,013 43,052 - 43,052 Provision for income taxes 13,631 2,706 (c) 16,337 16,956 - 16,956 Net income 20,522$ 4,154$ 24,676$ 26,096$ -$ 26,096$ Diluted income per share 0.61$ 0.12$ 0.73$ 0.76$ -$ 0.76$ Shares used in computing Diluted EPS: 33,684,974 33,684,974 34,516,902 34,516,902 Reconciliation of GAAP to Non-GAAP Measures Nine Months Ended April 27, 2013 Nine Months Ended April 28, 2012 Amount may not foot due to rounding.

15 (a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (iii) revenues in the comparative prior year quarter period. (b) Revenues from subsidiaries acquired has been included on organic growth (decline) only if the subsidiaries were included for the full quarter in each period. (c) Other Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP- contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Appendix: Regulation G Disclosure Amounts may not foot due to rounding. Reconciliation of GAAP to Non-GAAP Measures ($ in millions) GAAP NON-GAAP (Organic) Acquired Subsidiary Revenues (b) Storm Revenues Other (c) Q3-13 Organic Growth: Q3-13 437.4$ (122.9)$ -$ -$ 314.5$ 47.7% 6.2% Q3-12 296.1$ -$ -$ -$ 296.1$ Prior Quarters Organic Growth: Q2-13 369.3$ (75.9)$ (16.7)$ -$ 276.7$ 38.1% 3.5% Q2-12 267.4$ -$ -$ -$ 267.4$ Q1-13 323.3$ -$ -$ -$ 323.3$ 1.2% 2.4% Q1-12 319.6$ -$ (3.7)$ -$ 315.8$ Q4-12 318.0$ -$ (2.3)$ -$ 315.8$ 4.7% 9.0% Q4-11 303.7$ -$ (14.1)$ -$ 289.7$ Q3-12 296.1$ -$ -$ -$ 296.1$ 17.3% 17.3% Q2-12 267.4$ (13.6)$ -$ -$ 253.8$ 22.5% 19.2%2-11 218.2$ (5.3)$ 212.9$ Q1-12 319.6$ (14.5)$ (3.7)$ -$ 301.4$ 22.2% 15.2%261.6$ -$ 261.6$ Q4-11 303.7$ (14.1)$ (14.1)$ -$ 275.5$ 7.9% 5.4%4-10 281.5$ (20.1)$ 261.4$ 11.6 9.9 Q3-11 252.4$ (14.4)$ -$ -$ 238.0$ 8.9% 2.7%4-09 231.6$ -$ 231.6$ Q2-11 218.2$ (5.3)$ -$ -$ 212.9$ 0.9% (1.6)%4-09 216.3$ -$ 216.3$ Q1-11 261.6$ -$ -$ -$ 261.6$ 1.0% (c) 1.0% (c)4-09 259.1$ -$ 259.1$ Q4-10 281.5$ -$ -$ (20.1)$ 261.4$ 4.4% (3.1)%4-09 269.7$ -$ 269.7$ NON-GAAP Contract Revenues Revenue Growth (Decline) % (a)GAAP Contract Revenues The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired). NON-GAAP ADJUSTMENTS

16 Appendix: Regulation G Disclosure (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (iii) revenues in the comparative prior year quarter period. Amounts may not foot due to rounding. Reconciliation of GAAP to Non-GAAP Measures Calculation of Organic Growth % ($ in millions) Total Contract Revenue Top 5 Customers combined All customers (excluding Top 5 Customers) AT&T Comcast GAAP Revenue Q3-12 296.1$ 174.7$ 121.4$ 39.8$ 37.1$ Q3-13 437.4$ 258.3$ 179.1$ 75.9$ 44.3$ GAAP Revenue - % Changes 47.7% 47.8% 47.5% 90.7% 19.3% Non-GAAP Adjustments Q3-13 - Revenue from acquired subsidiaries (122.9)$ (55.2)$ (67.7)$ (1.6)$ (3.7)$ Non-GAAP Revenue Q3-12 296.1$ 174.7$ 121.4$ 39.8$ 37.1$ Q3-13 314.5$ 203.1$ 111.4$ 74.3$ 40.6$ Non-GAAP Revenue - % Changes (a) Organic Revenue % Change (excluding revenue from acquired subsidiaries) 6.2% 16.2% -8.2% 86.8% 9.4%

17 Additional Information - Acquired Subsidiaries (a) Estimated future amortization are based on the Company’s preliminary allocation of the purchase price which is subject to revision as additional information about fair value of intangible assets becomes available. Amortization of Intangibles of Acquired Subsidiaries Q4 - 2013 - FY 2017 (a) ($ in millions) Estimated Quarterly Expense: Q4-13 $ 5.5 Q1-14 $ 3.6 Q2-14 $ 3.2 Q3-14 $ 2.6 Q4-14 $ 2.6 Estimated Expense by Fiscal Year: FY 2014 $ 12.0 FY 2015 $ 9.2 FY 2016 $ 8.8 FY 2017 $ 8.3 Thereafter $ 38.5

Fiscal 2013 3rd Quarter Presentation May 22, 2013